                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report:  November 10, 1994

                Date of Earliest Event Report:  November 1, 1994


                           Ferrellgas Partners, L.P.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.

           (Exact name of registrants as specified in their charters)


                                    Delaware

        (State or other jurisdictions of incorporation or organization)

          1-11331                                      43-1675728
         33-53379                                      43-1676206
         33-53379                                      43-1677595
- - - - - - - ---------------------------               -------------------------------------
(Commission File Numbers)                 (I.R.S. Employer Identification Nos.)


                  One Liberty Plaza, Liberty, Missouri  64068
- - - - - - - --------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (816) 792-1600
- - - - - - - --------------------------------------------------------------------------------
              (Registrants' telephone number, including area code)

ITEM 5.   OTHER EVENTS

          On November 1, 1994, Ferrellgas, Inc. ("Ferrellgas"), the General Partner of Ferrellgas Partners, L.P. (the "Master Partnership") and Ferrellgas, L.P. (the "Operating Partnership"), consummated its previously announced purchase of all of the capital stock of Vision Energy Resources, Inc. ("Vision") from Bell Atlantic Enterprises International, Inc. for a cash purchase price of $45 million. Ferrellgas borrowed all of the funds for such purchase from Bank of America National Trust & Savings Association ("BofA" and the "BofA Acquisition Loan"). Ferrellgas believes that Vision is the sixteenth largest retail marketer of propane in the United States, based on gallons sold, with 33 retail outlets and other facilities located in the states of Florida, Michigan, Minnesota, North Dakota, South Dakota and Wisconsin.

          Immediately following the closing of the purchase of Vision, Ferrellgas (i) caused Vision and each of its subsidiaries to be merged into Ferrellgas (except for a trucking subsidiary which dividended substantially all of its assets to Ferrellgas) and (ii) transferred all of the assets of Vision and its subsidiaries to the Operating Partnership. In exchange, the Operating Partnership assumed substantially all of the liabilities, whether known or unknown, associated with Vision and its subsidiaries and their propane business (excluding income tax liabilities). In consideration of the retention by Ferrellgas of the Vision income tax liabilities, the Master Partnership issued 138,392 Common Units to Ferrellgas. The liabilities assumed by the Operating Partnership included the obligations of Ferrellgas under the BofA Acquisition Loan. Immediately following the transfer of assets and related transactions described above, the Operating Partnership repaid the BofA Acquisition Loan with funds borrowed under the Operating Partnership's existing credit facility with BofA.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable to provide the historical financial statements required by this Item within the time this Current Report on Form 8-K is required to be filed. Such historical financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.

         (B) PRO FORMA FINANCIAL INFORMATION.

          It is impracticable to provide the pro forma financial statements required by this Item within the time this Current

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

Report on Form 8-K is required to be filed. Such pro forma financial statements will be filed as soon as practicable, but not more than 60 days after this Current Report on Form 8-K is required to be filed.

         (C) EXHIBITS.

          The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FERRELLGAS PARTNERS, L.P.

                              By:  FERRELLGAS, INC.


                              By    /s/ Danley K. Sheldon
                                    ---------------------
                                    Danley K. Sheldon
                                    Senior Vice President and
                                    Chief Financial Officer

                              Date:  November 10, 1994

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FERRELLGAS, L.P.

                              By:   FERRELLGAS, INC.


                              By    /s/ Danley K. Sheldon
                                    ---------------------
                                    Danley K. Sheldon
                                    Senior Vice President and
                                    Chief Financial Officer

                              Date:  November 10, 1994

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FERRELLGAS FINANCE CORP.



                              By    /s/ Danley K. Sheldon
                                    ---------------------
                                    Danley K. Sheldon
                                    Senior Vice President and
                                    Chief Financial Officer

                              Date:  November 10, 1994

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
- - - - - - - -------------  ----------------------
      2        Stock Purchase Agreement dated
               September 30, 1994 between
               Ferrellgas, Inc. and Bell
               Atlantic Enterprises
               International, Inc.

     99        Text of press release issued by
               Ferrellgas, Inc. on November 1,
               1994


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